UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 1, 2006
CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897

(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019

(Address of Principal Executive Offices)	(Zip Code)
(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED FEBRUARY 1, 2006
EX-99.2 FIRST QUARTER FISCAL YEAR 2006 SUPPLEMENTAL BUSINESS INFORMATION

Item 2.02 Results of Operations and Financial Condition.
On February 1, 2006 Cabot Corporation issued a press release announcing its operating results for the fiscal quarter ended December 31, 2005. A copy of the press release, together with supplemental business information for the first fiscal quarter 2006, are furnished herewith as Exhibits 99.1 and 99.2.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press release issued by Cabot Corporation on February 1, 2006

99.2	First Quarter Fiscal Year 2006 Supplemental Business Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION
By:	/s/ Jonathan P. Mason
	Name:	Jonathan P. Mason
	Title:	Executive Vice President and Chief Financial Officer

Date: February 1, 2006

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press release issued by Cabot Corporation dated February 1, 2006
99.2	First Quarter Fiscal Year 2006 Supplemental Business Information